EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the "Report") of International Stem Cell Corporation (the "Company") for the nine months ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Krstich, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350,that  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge:

     (1)  the Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2007
                                                                                                              By:       /s/ Jeff Krstich
                                   Jeff Krstich
                                   Chief Executive Officer